UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2008

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission File No.)

700 Milam, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 7, 2008, Plains Exploration & Production Company (PXP) issued a press release announcing first quarter 2008 results. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. In addition, PXP reaffirms full-year 2008 operating and financial guidance issued December 2007 and updated in March 2008 to reflect the impact of the South Texas property acquisition.

The information presented herein under Item 2.02 shall not be deemed “filed” under the Securities Exchange Act 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure

On May 14, 2008, a representative of PXP is scheduled to present at the Tristone Capital Global Energy Forum at 11:15 a.m. Central European Daylight Time. The presentation materials for the conference are filed herewith as Exhibit 99.2 and are incorporated by reference herein. The presentation materials will also be posted in the Investor Relations section of PXP’s website, http://www.pxp.com, for 60 days after the event.

The information presented herein under Item 7.01 shall not be deemed “filed” under the Securities Exchange Act 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibit 99.1 Plains Exploration & Production Company press release dated May 7, 2008.

Exhibit 99.2 Presentation dated May 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: May 8, 2008	/s/ Cynthia A. Feeback
Cynthia A. Feeback Vice President—Accounting, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit 99.1	Plains Exploration & Production Company press release dated May 7, 2008.

Exhibit 99.2	Presentation dated May 2008.

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